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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 14, 2005
                Date of Report (Date of earliest event reported)

                             Greenfield Online, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-50698                 06-1440369
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

                                  21 River Road
                                Wilton, CT 06897
              (Address of Principal Executive Offices and Zip Code)

                                 (203) 834-8585
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 14, 2005 we entered into a Partner Agreement with GfK-ARBOR, LLC. The Partner Agreement provides that GfK-ARBOR, LLC will purchase all or substantially all of its Internet survey solutions needs from us during its term. The Partner Agreement is effective as of January 1, 2005 and has an initial 12-month term. Thereafter the Partner Agreement will automatically renew for successive one-year periods unless a party to the Partner Agreement provides written notice of its intention not to renew at least 60 days prior to the expiration of the current term.

Exhibits

99.1   Greenfield Online Press Release dated as of January 19, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GREENFIELD ONLINE, INC.

                                                By: /s/ Robert E. Bies
                                                    ----------------------------
                                                    Robert E. Bies
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated: January 19, 2005

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